Common Stock Subscriptions Receivable	3 Months Ended	12 Months Ended
	May 31, 2018	Feb. 28, 2018
Notes to Financial Statements
Note 11. Common Stock Subscriptions Receivable

From time to time, the Company has had various stock subscription agreements outstanding all of which were due from a related party. As of May 31, 2018, the company does not have any stock subscription agreements outstanding.

From time to time, the Company has had various stock subscription agreements outstanding all of which were due from a related party. As of February 28, 2016, the Company was owed $5,000 for stock issued and had accrued an additional $7,150 for stock which was payable during the 2017 fiscal year under the employment agreement with Robert Monster. The total amount of $12,150 was satisfied in full in fiscal 2017. No amounts are outstanding for fiscal 2018.